Exhibit 99

SNAP-ON INCORPORTED

CONSOLIDATED STATEMENTS OF EARNINGS

	For the Fiscal Years Ended
(Amounts in millions, except per share data)	2008	2007	2006

Net sales	$2,853.3	$2,841.2	$2,455.1
Cost of goods sold	(1,568.7)	(1,574.6)	(1,375.3)
Gross profit	1,284.6	1,266.6	1,079.8

Financial services revenue	81.4	63.0	49.0
Financial services expenses	(44.1)	(40.6)	(36.0)
Operating income from financial services	37.3	22.4	13.0

Operating expenses	(933.1)	(964.2)	(930.0)
Operating earnings	388.8	324.8	162.8

Interest expense	(33.8)	(46.1)	(20.6)
Other income (expense) - net	2.8	5.5	5.3
Earnings before income taxes and equity earnings	357.8	284.2	147.5
Income tax expense	(117.8)	(92.5)	(45.9)
Earnings before equity earnings	240.0	191.7	101.6
Equity earnings, net of tax	3.6	2.4	-
Net earnings from continuing operations	243.6	194.1	101.6
Discontinued operations, net of tax	-	(8.0)	2.2
Net earnings	243.6	186.1	103.8
Net earnings attributable to noncontrolling interests	(6.9)	(4.9)	(3.7)
Net earnings attributable to Snap-on Incorporated	$236.7	$181.2	$100.1

Basic earnings per share:
Earnings per share from continuing operations attributable to Snap-on Incorporated	$4.12	$3.27	$1.68
Earnings (loss) per share, discontinued operations	-	(0.14)	0.04
Net earnings per share attributable to Snap-on Incorporated	$4.12	$3.13	$1.72

Diluted earnings per share:
Earnings per share from continuing operations attributable to Snap-on Incorporated	$4.07	$3.23	$1.65
Earnings (loss) per share, discontinued operations	-	(0.14)	0.04
Net earnings per share attributable to Snap-on Incorporated	$4.07	$3.09	$1.69

Weighted-average shares outstanding:
Basic	57.5	57.9	58.3
Effect of dilutive options	0.6	0.7	0.9
Diluted	58.1	58.6	59.2

See Notes to Consolidated Financial Statements

SNAP-ON INCORPORTED

CONSOLIDATED BALANCE SHEETS

	January 3,	December 29,
(Amounts in millions, except share data)	2009	2007

ASSETS
Current assets
Cash and cash equivalents	$115.8	$93.0
Accounts receivable - net of allowances	522.1	586.9
Inventories - net	359.2	322.4
Deferred income tax assets	64.1	87.0
Prepaid expenses and other assets	79.5	98.1
Total current assets	1,140.7	1,187.4
Property and equipment - net	327.8	304.8
Deferred income tax assets	77.2	22.0
Goodwill	801.8	818.8
Other intangibles - net	218.3	234.8
Pension assets	1.7	57.0
Other assets	142.8	140.3
Total assets	$2,710.3	$2,765.1

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$126.0	$171.6
Notes payable and current maturities of long-term debt	12.0	15.9
Accrued benefits	41.7	41.3
Accrued compensation	78.3	95.6
Franchisee deposits	46.9	51.0
Deferred subscription revenue	22.3	25.9
Income taxes	15.4	25.5
Other accrued liabilities	204.9	212.4
Total current liabilities	547.5	639.2
Long-term debt	503.4	502.0
Deferred income tax liabilities	95.0	91.2
Retiree health care benefits	57.5	53.8
Pension liabilities	209.1	85.3
Other long-term liabilities	93.3	96.2
Total liabilities	1,505.8	1,467.7

Commitments and contingencies (Note 15)

Shareholders’ equity
Shareholders’ equity attributable to Snap-on Incorporated:
Preferred stock (authorized 15,000,000 shares of $1 par value; none outstanding)	-	-
Common stock (authorized 250,000,000 shares of $1 par value; issued 67,197,346 and 67,110,281)	67.2	67.1
Additional paid-in capital	155.5	137.9
Retained earnings	1,463.7	1,296.7
Accumulated other comprehensive income (loss)	(106.5)	142.8
Treasury stock at cost (9,755,405 and 9,681,142 shares)	(393.4)	(364.4)
Total shareholders’ equity attributable to Snap-on Incorporated	1,186.5	1,280.1
Noncontrolling interests	18.0	17.3
Total shareholders’ equity	1,204.5	1,297.4
Total liabilities and shareholders’ equity	$2,710.3	$2,765.1

See Notes to Consolidated Financial Statements

SNAP-ON INCORPORATED

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

				Accumulated
		Additional		Other	Grantor			Total
	Common	Paid-in	Retained	Comprehensive	Stock	Treasury	Noncontrolling	Shareholders'
(Amounts in millions, except share data)	Stock	Capital	Earnings	Income (Loss)	Trust	Stock	Interests	Equity

Balance at December 31, 2005	$67.0	$113.3	$1,143.8	$(56.6)	$(120.3)	$(185.0)	$16.4	$978.6
Net earnings for 2006	-	-	100.1	-	-		3.7	103.8
Foreign currency translation	-	-	-	73.8	-	-	-	73.8
Mark to market for cash flow hedges, net of tax of $0.1 million (net unrealized holding losses of $0.5 million and net losses reclassified to net earnings of $0.4 million)	-	-	-	(0.1)	-	-	-	(0.1)
Minimum pension liability, net of tax of $58.8 million	-	-	-	93.1	-	-	-	93.1
Cash dividends - $1.08 per share	-	-	(63.6)	-	-	-	-	(63.6)
Dividend reinvestment plan and other	0.1	1.2	-	-	-	-	(3.3)	(2.0)
Stock compensation plans	-	10.6	-	-	-	-	-	10.6
Grantor Stock Trust - 2,796,823 shares	-	-	-	-	87.1	-	-	87.1
Share repurchases - 2,616,618 shares	-	-	-	-	-	(109.8)	-	(109.8)
Tax benefit from certain stock options	-	10.6	-	-	-	-	-	10.6
Adjustment of Grantor Stock Trust to fair market value	-	(13.8)	-	-	13.8	-	-	-
Adjustment to adopt SFAS No. 158, net of tax of $55.9 million	-	-	-	(89.0)	-	-	-	(89.0)

Balance at December 30, 2006	67.1	121.9	1,180.3	21.2	(19.4)	(294.8)	16.8	1,093.1
Net earnings for 2007	-	-	181.2	-	-	-	4.9	186.1
Foreign currency translation	-	-	-	74.4	-	-	-	74.4
Change in pension and postretirement plans, net of tax of $31.4 million	-	-	-	47.2	-	-	-	47.2
Cash dividends - $1.11 per share	-	-	(64.8)	-	-	-	-	(64.8)
Dividend reinvestment plan and other	-	1.3	-	-	-	-	(4.4)	(3.1)
Stock compensation plans	-	14.0	-	-	-	24.8	-	38.8
Grantor Stock Trust - 407,485 shares	-	-	-	-	13.8	-	-	13.8
Share repurchases - 1,860,000 shares	-	-	-	-	-	(94.4)	-	(94.4)
Tax benefit from certain stock options	-	6.3	-	-	-	-	-	6.3
Adjustment of Grantor Stock Trust to fair market value	-	(5.6)	-	-	5.6	-	-	-

Balance at December 29, 2007	67.1	137.9	1,296.7	142.8	-	(364.4)	17.3	1,297.4
Net earnings for 2008 (excludes $0.6 million of net loss attributable to the redeemable noncontrolling interest)	-	-	236.7	-	-	-	7.5	244.2
Foreign currency translation	-	-	-	(130.3)	-	-	-	(130.3)
Mark to market for cash flow hedges, net of tax of $0.1 million (net unrealized holding losses of $5.3 million and net losses reclassified to net earnings of $2.4 million)	-	-	-	(1.5)	-	-	(1.4)	(2.9)
Change in pension and postretirement plans,
net of tax of $70.3 million	-	-	-	(117.9)	-	-	-	(117.9)
Cash dividends - $1.20 per share	-	-	(69.7)	-	-	-	-	(69.7)
Dividend reinvestment plan and other	-	1.3	-	0.4	-	-	(5.4)	(3.7)
Stock compensation plans	0.1	10.9	-	-	-	40.8	-	51.8
Share repurchases - 1,230,000 shares	-	-	-	-	-	(69.8)	-	(69.8)
Tax benefit from certain stock options	-	5.4	-	-	-	-	-	5.4
Balance at January 3, 2009	$67.2	$155.5	$1,463.7	$(106.5)	$-	$(393.4)	$18.0	$1,204.5

See Notes to Consolidated Financial Statements

SNAP-ON INCORPORTED

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	For the Fiscal Years Ended

(Amounts in millions)	2008	2007	2006

Net earnings	$243.6	$186.1	$103.8
Foreign currency translation	(130.3)	74.4	73.8
Change in fair value of derivative instruments, net of tax	(2.9)	-	(0.1)
Change in pension and postretirement plans, net of tax	(117.9)	47.2	93.1
Other	0.4	-	-

Total comprehensive income (loss)	$(7.1)	$307.7	$270.6

Comprehensive (income) loss attributable to non-redeemable noncontrolling interest	(6.1)	(4.9)	(3.7)
Comprehensive (income) loss attributable to redeemable noncontrolling interest	0.6	-	-

Total comprehensive income (loss) attributable to Snap-on Incorporated	$(12.6)	$302.8	$266.9

See Notes to Consolidated Financial Statements

SNAP-ON INCORPORTED

CONSOLIDATED STATEMENTS OF CASH FLOW

	For the Fiscal Years Ended

(Amounts in millions)	2008	2007	2006

Operating activities:
Net earnings	$243.6	$186.1	$103.8
Adjustments to reconcile net earnings to net cash provided (used) by operating activities:
Depreciation	47.9	53.5	48.5
Amortization of other intangibles	24.1	22.2	3.4
Stock-based compensation expense	13.0	19.0	16.6
Excess tax benefits from stock-based compensation	(5.7)	(6.0)	(10.9)
Deferred income tax provision (benefit)	46.3	12.3	(7.3)
Loss (gain) on sale of assets	(0.7)	(7.0)	0.1
Gain on mark to market for cash flow hedges	(0.1)	-	-
Changes in operating assets and liabilities, net of effects of acquisitions:
(Increase) decrease in receivables	29.1	(2.6)	(19.3)
(Increase) decrease in inventories	(52.3)	15.2	(22.2)
(Increase) decrease in prepaid and other assets	(11.3)	(11.9)	(16.3)
Increase (decrease) in accounts payable	(43.7)	(15.3)	31.8
Increase (decrease) in accruals and other liabilities	(69.8)	(30.0)	78.5

Net cash provided by operating activities	220.4	235.5	206.7

Investing activities:
Capital expenditures	(73.9)	(61.9)	(50.5)
Acquisitions of businesses - net of cash acquired	(14.1)	(5.7)	(507.4)
Proceeds from disposal of property and equipment	10.5	16.1	11.7
Other	(8.6)	(1.4)	-
Net cash used by investing activities	(86.1)	(52.9)	(546.2)

Financing activities:
Proceeds from issuance of long-term debt	-	298.5	-
Net proceeds from commercial paper issuances	-	-	314.9
Net decrease in short-term borrowings	(9.9)	(335.1)	(8.9)
Purchase of treasury stock	(69.8)	(94.4)	(109.8)
Proceeds from stock purchase and option plans	41.7	39.2	89.5
Cash dividends paid	(69.7)	(64.8)	(63.6)
Excess tax benefits from stock-based compensation	5.7	6.0	10.9
Other	(6.4)	(5.2)	(3.3)

Net cash provided (used) by financing activities	(108.4)	(155.8)	229.7

Effect of exchange rate changes on cash and cash equivalents	(3.1)	2.8	2.8
Increase (decrease) in cash and cash equivalents	22.8	29.6	(107.0)
Cash and cash equivalents at beginning of year	93.0	63.4	170.4

Cash and cash equivalents at end of year	$115.8	$93.0	$63.4

Supplemental cash flow disclosures:
Cash paid for interest	$(32.0)	$(37.6)	$(17.9)
Net cash paid for income taxes	(79.9)	(69.3)	(49.8)

See Notes to Consolidated Financial Statements